UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                 _____________

                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 18, 2004


                              BIOPURE CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           Delaware                      011-15167               04-2836871
(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
Incorporation or Organization)            Number)           Identification No.)



        11 Hurley Street, Cambridge, Massachusetts            02141
       ---------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: 617-234-6500



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 18, 2004, Biopure Corporation issued a press release announcing its financial results for the third fiscal quarter ended July 31, 2004. A copy of this press release is being furnished to the Securities and Exchange Commission pursuant to Item 12 of this current report on Form 8-K and is attached hereto as Exhibit 99.1.

         The foregoing information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    BIOPURE CORPORATION


Date:  August 18, 2004                              By:  /s/ Francis H. Murphy
                                                         ----------------------
                                                         Francis H. Murphy
                                                         Chief Financial Officer